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                                                                Exhibit 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of Uproar Inc. on Form S-8, of our report dated April 29,1999 for PrizePoint Entertainment Corporation included in Uproar Inc's Registration Statement No. 333-93315 on Form S-1 and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Andersen LLP
                                                -----------------------
                                                ARTHUR ANDERSEN LLP

New York, New York
October 31, 2000